Tortoise Global Water ESG Fund
Schedule of Investments
February 28, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Canada Water Infrastructure - 4.2%
Stantec, Inc.	26,041	$2,218,637

France Water Infrastructure - 7.5%
Veolia Environnement SA	131,642	3,927,452

Hong Kong Water Equipment/Services – 0.2%
China Lesso Group Holdings Ltd.	312,000	129,180

Hong Kong Water Infrastructure – 1.3%
Guangdong Investment Limited	912,000	691,882
Guangdong Land Holdings Ltd.	177,736	4,708
CT Environmental Group Limited (a)(b)	118,443	0
		696,590

Japan Water Equipment/Services - 6.2%
Kitz Corp.	27,000	203,754
Kurita Water Industries Ltd.	34,600	1,104,644
Lixil Corp.	92,800	1,051,386
Rinnai Corp.	37,500	853,954
		3,213,738

Japan Water Infrastructure - 0.9%
METAWATER Co, Ltd.	8,200	104,315
Organo Corp.	8,300	387,059
		491,374

Switzerland Water Equipment/Services - 3.9%
Georg Fischer AG	26,488	2,040,246

Switzerland Water Management - 7.5%
Geberit AG	6,671	3,903,822

United Kingdom Water Equipment/Services - 8.1%
Ferguson Enterprises, Inc.	11,417	2,016,336
Genuit Group PLC	80,716	363,485
Pentair PLC	19,692	1,854,986
		4,234,807

United Kingdom Water Infrastructure - 9.1%
Pennon Group PLC	117,588	619,460
Severn Trent PLC	67,854	2,136,388
United Utilities Group PLC	161,569	1,992,125
		4,747,973

United States Equipment/Services – 20.3%
Advanced Drainage Systems, Inc.	12,384	1,379,454
Aris Water Solutions, Inc. - Class A	4,700	147,862
Energy Recovery Inc. (c)	10,192	152,472
Fortune Brands Innovations, Inc.	21,802	1,411,026
Franklin Electric Co., Inc.	6,917	706,572
IDEX Corporation	9,425	1,831,560
Select Water Solutions, Inc.	16,515	200,327
Veralto Corp.	24,755	2,469,559
Xylem, Inc.	17,864	2,338,219
		10,637,051

United States Water Infrastructure - 4.0%
Mueller Water Products, Inc. - Class A	27,502	708,451
Tetra Tech, Inc.	46,987	1,371,551
		2,080,002

United States Water Management – 9.0%
A.O. Smith Corporation	20,905	1,389,764
Badger Meter, Inc.	5,162	1,085,723
Lindsay Corporation	1,910	252,349
Watts Water Technologies, Inc. - Class A	4,806	1,031,272
Zurn Elkay Water Solutions Corp.	25,020	886,459
		4,645,567

United States Water Treatment - 4.6%
Ecolab Inc.	8,979	2,415,441

United States Water Utilities - 12.7%
American Water Works Co., Inc.	19,509	2,652,639
California Water Service Group	10,470	475,861
Core & Main, Inc. - Class A (c)	33,812	1,724,750
Essential Utilities, Inc.	44,341	1,684,071
Montrose Environmental Group, Inc. (c)	5,616	109,119
		6,646,440
TOTAL COMMON STOCKS (Cost $51,249,040)		52,028,320

SHORT-TERM INVESTMENTS - 0.2%		Value
Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.29% (d)	113,247	113,247
TOTAL SHORT-TERM INVESTMENTS (Cost $113,247)		113,247

TOTAL INVESTMENTS - 99.7% (Cost $51,362,287)		52,141,567
Other Assets in Excess of Liabilities - 0.3%		145,262
TOTAL NET ASSETS - 100.0%		$52,286,829
two		–%
Percentages are stated as a percent of net assets.		–%

PLC - Public Limited Company

(a)	Represents less than 0.05% of net assets.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of February 28, 2025.

(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

Tortoise Global Water ESG Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$52,028,320	$–	$–	(a)	$52,028,320
Money Market Funds	113,247	–	–		113,247
Total Investments	$52,141,567	$–	$–	(a)	$52,141,567

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.